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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  July 10, 1998

                     BAY VIEW SECURITIZATION CORPORATION
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             (Exact name of registrant as specified in charter)


           DELAWARE                      333-16233               93-1225376
-------------------------------    --------------------      ------------------
 State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of Incorporation or Organization                             Identification No.)

         C/O BAY VIEW BANK
        1840 GATEWAY DRIVE
       SAN MATEO, CALIFORNIA                             94404
--------------------------------------                 --------
Address of principal executive offices                 Zip Code


     Registrant's telephone number, including area code:  (650) 573-7310


    2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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           (Former name, former address, and former fiscal year,
                        if changed since last report)
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Item 7.     Financial Statements, Pro forma financial information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated June 30, 1998


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.


                                            BAY VIEW 1997 RA-1 AUTO TRUST
                                       BY:  BAY VIEW SECURITIZATION CORPORATION
                                            ORIGINATOR OF TRUST



Dated:  July 16, 1998         By:  /s/ David A. Heaberlin
                                   ----------------------
                                    David A. Heaberlin
                                    Treasurer and Chief Financial Officer